Richard Surratt

March 20, 2007

Todd Buchardt
General Counsel
ProQuest Company
789 Eisenhower Parkway
Ann Arbor, MI 48106

Dear Todd:

I hereby forfeit all rights to the 175,000 options granted to me by ProQuest in the November 2, 2005 Multi-year stock option grant letter.

Sincerely,

/s/ Richard Surratt

Richard Surratt
President and CEO
ProQuest Company